FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     September 17, 2003 (September 17, 2003)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)

                         645 N. Mary Ave., Sunnyvale, CA
                    (Address of principal executive offices)

                                     94085
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 481-8000


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Item 5. Other Events.

On September 17, 2003, Trimble Navigation Limited, a California corporation, announced that it has signed an agreement with EDF Environnement et Developpement S.A. of France to acquire its subsidiary, MENSI S.A. A copy of the press release dated September 17, 2003 relating to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.
      99.1 Text of Company Press Release dated September 17, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRIMBLE NAVIGATION LIMITED
                                        a California corporation


Dated: September 17, 2003           By:  /s/ Irwin Kwatek
                                         ----------------
                                         Irwin Kwatek
                                         Vice President and General Counsel



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                                  EXHIBIT INDEX
                           Exhibit Number Description

99.1 Text of Company Press Release dated September 17, 2003